UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

GOLDEN PHOENIX MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Golden Phoenix Minerals, Inc.
1675 East Prater Way
Suite 102
Sparks, Nevada 89434
(775) 853-4919

To the Stockholders of Golden Phoenix Minerals, Inc.:

You are cordially invited to attend an Annual Meeting of Stockholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held at 10:00 a.m. (Pacific Time), on Friday, November 19, 2010, at the Company’s corporate office, located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

At the meeting, you will be asked:

1.	To elect five (5) directors of the Company;

2.	To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2010 fiscal year;

3.	To approve an amendment to the Company’s Articles of Incorporation, as amended, increasing the authorized capital stock of the Company; and

4.	To consider any other matters that properly come before the meeting.

These matters are disclosed in detail in the attached proxy statement.

The Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.

The accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement, first sent to the Company’s stockholders of record as of October 4, 2010, on or about October 20, 2010, contain information about the matters to be considered and acted upon, and you should read the material carefully.

We hope you will be able to attend the meeting.  However, whether or not you plan to attend the meeting in person, to help assure us of a quorum, please complete, date and sign the enclosed proxy card and mail it in the postage-paid envelope provided as promptly as possible, or for convenience and to ensure timely voting, you may submit your completed proxy card to the Company’s transfer agent, Nevada Agency and Transfer Company, via facsimile at 775-322-5623 or via email at mary@natco.org, with the original to follow via mail in the postage-paid envelope provided.  Your proxy may be revoked at any time prior to the time it is voted.

/s/ Thomas Klein
Thomas Klein
Chief Executive Officer, Director

October 18, 2010
Sparks, Nevada

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD November 19, 2010
_________________________

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Golden Phoenix Minerals, Inc., a Nevada corporation (the “Company”), will be held at 10:00 a.m. (Pacific Time), on Friday, November 19, 2010, at the Company’s corporate office, located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, for the following purposes:

1.           To elect five (5) directors of the Company;

2.           To ratify the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the 2010 fiscal year;

3.           To approve an amendment to the Company’s Articles of Incorporation, as amended, increasing the authorized capital stock of the Company; and

4.           To consider any other matters that properly come before the meeting.

These matters are disclosed in detail in the attached proxy statement.

Your Board of Directors believes these proposals are in the best interest of the Company and its stockholders and recommends that you vote for them.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 19, 2010:

A complete set of Proxy Materials will be available on the Company’s website, located at www.golden-phoenix.com.  The Internet availability of proxy materials is for notice and access only, and is not a means for voting.  A full set of proxy materials will be printed and delivered to each stockholder of record as of October 4, 2010.  Please carefully review the enclosed proxy card for instructions on how to vote your shares.

The Board of Directors of the Company has fixed the close of business on October 4, 2010, as the record date for determining those stockholders who will be entitled to vote at the meeting or any postponement or adjournment thereof.  Stockholders are invited to attend the meeting in person.

Whether or not you plan to attend the meeting in person, please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope, or for convenience and to ensure timely voting, you may submit your completed proxy card to the Company’s transfer agent, Nevada Agency and Transfer Company, via facsimile at 775-322-5623 or via email at mary@natco.org, with the original to follow via mail in the postage-paid envelope provided.  If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card.  The proxy may be revoked at any time prior to the time it is voted.

By Order of the Board of Directors

/s/ Thomas Klein
Thomas Klein
Chief Executive Officer and Director

October 18, 2010
Sparks, Nevada

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S PRESIDENT, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

Golden Phoenix Minerals, Inc.
1675 East Prater Way, Suite 102
Sparks, Nevada 89434
Telephone (775) 853-4919
___________________

INFORMATION CONCERNING THE SOLICITATION

We are furnishing this proxy statement to you in connection with an Annual Meeting of Stockholders of Golden Phoenix Minerals, Inc. (the “Company”) to be held on Friday, November 19, 2010, at 10:00 a.m. (Pacific Time), at the Company’s corporate office, located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, and at any postponement or adjournment thereof (the “Meeting”).

Only stockholders of record on October 4, 2010 are entitled to notice of and to vote at the Meeting.  As used in this Proxy Statement, the terms “we,” “us” and “our” also refer to the Company.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein.

If no contrary instructions are given, each proxy received will be voted:

•	“FOR” the nominees for the Board of Directors;
•	“FOR” the ratification of HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2010;
•	“FOR” an amendment to the Articles of Incorporation, as amended, to increase the authorized capital stock of the Company; and
•	at the proxy holder’s discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Corporate Secretary, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks Nevada 89434, (ii) submitting a duly executed proxy bearing a later date, or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

Holders of record can ensure that their common shares are voted at the Meeting by completing, signing, dating and delivering the enclosed proxy card in the enclosed postage-paid envelope.  Submitting by this method or voting by telephone, fascimile, email or the Internet as described below will not affect your right to attend the meeting and to vote in person.  If you plan to attend the Meeting and wish to vote in person, you will be given a ballot at the Meeting.  Please note, however, that if your common shares are held in “street name” by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the Meeting a proxy from the record holder of the common shares authorizing you to vote at the Meeting.

Our holders of record and many stockholders who hold their common shares through a broker, bank or other nominees will have the option to submit their proxy cards or voting instruction cards electronically by telephone or the Internet.  Please note that there are separate arrangements for using the telephone depending on whether your common shares are registered in our records in your name or in the name of a broker, bank or other nominee.  Some brokers, banks or other nominees may also allow voting through the Internet.  If you hold your common shares through a broker, bank or other nominee, you should check your voting instruction card forwarded by your broker, bank or other nominee to see which voting options are available.

Read and follow the instructions on your proxy or voting instruction carefully.

This proxy is solicited on behalf of our Board of Directors.  We will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders.  Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the Company’s stock entitled to vote.  In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including financial statements, is included in this mailing.  Such reports and financial statements are not a part of this Proxy Statement except as specifically incorporated herein.

This Proxy Statement and form of proxy were first mailed on or about October 20, 2010 to stockholders of record as of October 4, 2010.

RECORD DATE AND VOTING RIGHTS

We are currently authorized to issue up to 400,000,000 shares of common stock, par value $0.001 per share and 50,000,000 shares of preferred, par value $0.001 per share.

As of October 4, 2010, there were 243,905,567 shares of Common Stock issued and outstanding.  Each share of Common Stock shall be entitled to one (1) vote on all matters submitted for stockholder approval.  No shares of preferred stock are outstanding.  The record date for determination of stockholders entitled to notice of and to vote at the Meeting is October 4, 2010.

Pursuant to our Articles of Incorporation, as amended, one third (1/3) of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum for the transaction of business; and action by the stockholders on a matter other than the election of directors and amendment to the Articles is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

Abstentions and broker non-votes that indicate a vote for one or more of the proposals will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes.  Broker non-votes refer to shares held by brokers and other nominees or fiduciaries that are present at the meeting but not voted on a matter because exchange or listing regulations require the brokers to have specific voting instructions from the beneficial owners for the shares to be voted and such instructions have not been received.  For the election of directors, the nominees for director who receive the most votes will become our directors, provided such votes equal a majority of quorum.  A majority of quorum is required to approve Proposal No. 2, and a majority of the total issued and outstanding shares entitled to vote as of the record date of October 4, 2010, is required to approve Proposal No. 3.  Abstentions and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.

PROPOSAL 1 - ELECTION OF DIRECTORS

General Information

Our Board of Directors has the authority to fix the number of Board seats and effective as of the date of the Annual Meeting of Stockholders our Board has approved fixing the number of directors at five (5).  Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders.  Pursuant to our Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings.

At the Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as directors, if elected.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below.  If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy.  The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.  The Directors who are elected shall hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified.

The following sets forth the persons nominated by the Board of Directors for election and certain information with respect to those individuals:

Nominee	Age
Robert P. Martin	59
Thomas Klein	48
J. Roland Vetter	58
Clyde Harrison	67
Donald Gunn	58

Biographies

Robert P. Martin.  Effective February 1, 2010, Mr. Martin was appointed to serve as the Chairman of the Company’s Board.  Mr. Martin has been President of the Company since January, 2007 and Corporate Secretary since January, 2006.  Mr. Martin served as Executive Vice President from January, 2006 to January, 2007.  Mr. Martin first joined the Company as Director of Corporate Development in 2005.  Since 1992, Mr. Martin has been the Principal and Vice President of Rainbow Management Group, Ltd., a Hawaii-based hospitality services holding company under contract to Hilton Worldwide corporation.  Mr. Martin’s background includes company turn-arounds, communications, maritime design and engineering, real estate, public relations and human resources.  He holds a Bachelor of Science degree in Political Science from Washington University and completed post-graduate business studies at the University of Washington.  Since 1985, Mr. Martin has donated time as President of Pacific Marine Research, a non-profit education organization based in Seattle, Washington.

Thomas J. Klein.  Mr. Klein has been a director of the Company since December, 2008 and was appointed to the position of Chief Executive Officer, effective February 1, 2010.  Mr. Klein is a Tier One capital markets advisor having specialized in high net worth corporate and trust accounts for a premier Canadian bank.  Additionally, Mr. Klein advises resource-based small cap companies, assisting in all aspects of creative funding and restructuring.  Mr. Klein has recently co-founded MI3 Capital, which is focused on investing in the resource sector, specifically those companies that are in or near production.  From May, 1996 to August, 2001, Mr. Klein was an investment advisor at Scotia Capital Markets in the wealth management division providing investment portfolio advice for high net worth private and corporate clients.  From September, 2001 to March, 2003, Mr. Klein joined Blackmont Capital, Inc. as an investment advisor and served on the internal listing committee.  Mr. Klein provided advice to corporate clients for mergers and acquisitions as well as initial public offerings.  From April, 2003 to October, 2003, Mr. Klein worked in Institutional Sales with PI Financial Corp.  Since October, 2003, Mr. Klein has worked as a consultant for Private Venture Capital, providing specialized advice to public and private small cap companies in the resource and high tech sectors.

J. Roland Vetter.  Mr. Vetter was appointed as the Company’s Chief Financial Officer, effective February 1, 2010.  Mr. Vetter is also a Director and served as the Chairman of the Audit Committee of the Company from May, 2008 until February 1, 2010.  On December 9, 2009, Mr. Vetter was appointed CFO of Brazil Gold Corp.  Since 2006, Mr. Vetter has been the CFO of QuadTech International, Inc.  Since 2004, Mr. Vetter has been CFO and a director of iPackets International, Inc.  Since May 2008, Mr. Vetter has been CFO of Albonia Innovative Technologies, Ltd.  Since April 2008, Mr. Vetter has been CFO of Conventus Energy, Inc.  From 2002 to 2008, Mr. Vetter was a director of Dasek Securities, Ltd., a Bermuda company.  From 2003 to 2005, Mr. Vetter was the president and CFO of Cardinal Minerals, Inc.  From 2003 to 2004, Mr. Vetter was the CFO of Globetech Ventures, Inc.  From 2005 to 2007, Mr. Vetter was the President and CFO of International Gold Resources, Inc.  From 1986 to 1998, Mr. Vetter held various positions with Zimco Group, part of the New Mining Business Division of Anglo American Corporation.  Mr. Vetter was the former Group Financial Services Director for the Zimco Group and a former Chairman of the Anglo American Audit Liaison Committee.  Mr. Vetter is a member of both the Canadian and South African Institute of Chartered Accountants.  He earned his Bachelor of Commerce and Bachelor of Accounting degrees from the University of the Witwatersrand in South Africa.

Clyde C. Harrison.  Mr. Harrison has been a director of the Company since June 27, 2009.  Mr. Harrison was appointed Chair of the Company’s Audit Committee, effective February 1, 2010.  Most recently, Mr. Harrison was the Founding Member of Beeland Management Company, LLC.  During his 5-year tenure as its CEO, Mr. Harrison managed the Rogers Raw Materials Index Funds, which gained 150% while the benchmark S&P index gained 1%.  From 2004 until 2007, Mr. Harrison was a member of the board of directors of Geocom Resources, Inc., an early exploration stage mineral resource company.  Mr. Harrison has served as a pension fund consultant and has extensive experience as a derivative trader.  Mr. Harrison began his career in 1968 in finance with Lamson Brothers.  In 1974, he became General Partner with Carl Icahn, managing hedge positions for corporate takeovers.  Mr. Harrison later served as a consultant to Commerz Bank, creating the risk control system employed to relocate their futures headquarters from Europe to Chicago.  Mr. Harrison has also served as General Partner for a number of private investment and trading funds.  Mr. Harrison is a former member of the Managed Futures Committee of the Chicago Mercantile Exchange.  He has consulted for NBD Bank and Northern Trust, and Mr. Harrison has served as a Special Consultant to the Chairman of the Chicago Board Options Exchange.  Mr. Harrison is a prior member of the International Monetary Market.

Donald Gunn.  Mr. Gunn was appointed to the Board on September 18, 2010.  Mr. Gunn served as the Vice President of Engineering and as a Director for Media Sciences International, Inc., an SEC reporting company in the color business printer industry, from December 1999 through 2007.  He founded ultraHue, Inc., a manufacturer of ink and toner products for computer printers in March 1996, where he served as President and Chief Executive Officer until it was acquired by Media Sciences in December 1999.  Mr. Gunn is currently part owner of PinPoint LLC, a private manufacturer of supplies for the postage meter market, where he also handles the design of new products and the sourcing of products from China and Taiwan.  He received a Bachelors of Science degree in Electrical Engineering from the University of Illinois in 1974.  Mr. Gunn has also been a stockholder and involved with the Company for several years.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED ABOVE.

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2010.  HJ & Associates, LLC also served as our independent registered public accounting firm for the fiscal years ending December 31, 2005 through 2009.  The Board of Directors is submitting the appointment of HJ & Associates, LLC as our independent registered public accounting firm for stockholder ratification at the annual meeting.

A representative of HJ & Associates, LLC is expected to be present at the annual meeting.  The representative of HJ & Associates, LLC will have an opportunity to make a statement if he or she wishes to do so and will be available to respond to appropriate questions from stockholders.

Our Bylaws do not require that the stockholders ratify the appointment of HJ & Associates, LLC as our independent registered public accounting firm.  We are seeking ratification because we believe it is a good corporate governance practice.  If the stockholders do not ratify the appointment, the Board will reconsider whether to retain HJ & Associates, LLC, but may retain HJ & Associates, LLC in any event.  Even if the appointment is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of the Company and its stockholders.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL 3 – AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED CAPITAL

The Company’s authorized capital stock currently consists of 400,000,000 shares of common stock and 50,000,000 shares of preferred stock.  As of the record date of October 4, 2010, there were 243,905,567 shares of common stock outstanding and no shares of preferred stock outstanding.  The Board of Directors has signed a resolution proposing the Company increase its authorized common stock by 400,000,000 so that the total authorized capital stock of the Company consists of 800,000,000 shares of common stock and 50,000,000 shares of preferred stock.

The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to the Company through financings, acquisitions, or other strategic transactions and to provide equity incentives to employees, officers, directors and consultants.  Future issuances of shares of common stock, whether pursuant to an acquisition or other corporate transaction, would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders.  The availability for issuance of additional shares of common stock could discourage or make more difficult efforts to obtain control of the Company.

The effective date of the amendment will occur upon filing such amendment with the Nevada Secretary of State.  Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

DESCRIPTION OF SECURITIES

The following description is a summary of the material terms of the provisions of our Articles of Incorporation and Bylaws and is qualified in its entirety.

COMMON STOCK

After the amendment, we will be authorized to issue 800,000,000 shares of common stock, par value $0.001.  Each share of our common stock entitles the stockholder to one vote, either in person or by proxy, at meetings of the stockholders.  The stockholders are not permitted to vote their shares cumulatively.  The vote of the stockholders of a majority of the issued and outstanding shares of common stock is sufficient to make certain fundamental corporate changes such as liquidation, reorganization, merger or an amendment to our Articles of Incorporation and to authorize, affirm, ratify or consent to these acts or action, subject to the provisions of Nevada law.

Holders of our common stock have no pre-emptive rights.  Upon our liquidation, dissolution or winding up, the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities.  There are no provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in the Company’s control.

DIVIDEND POLICY

Holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available.  The Company has not paid any dividends since our inception and presently anticipates that all earnings, if any, will be retained for development of our business.  Any future disposition of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements and other factors.

RECOMMENDATION OF THE BOARD

THE BOARD BELIEVES IT IMPERATIVE FOR THE COMPANY TO INCREASE ITS CAPITAL STOCK IN ORDER TO ENSURE ENOUGH SHARES ARE AVAILABLE FOR ANY FUTURE FINANCING ACTIVITIES AND/OR STRATEGIC ACQUISITIONS FOR GROWTH.  FAILURE TO OBTAIN STOCKHOLDER APPROVAL OF THIS AMENDMENT MAY RESULT IN AN INABILITY FOR THE COMPANY TO CONTINUE FINANCING ITS OPERATIONS.

ACCORDINGLY, THE BOARD RECOMMENDS THE STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED COMMON STOCK.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers and Significant Employees

The following table sets forth the names and ages of our current directors, executive officers, significant employees, the principal offices and positions with us held by each person and the date such person became our director, executive officer or significant employee.  Our executive officers are appointed by our Board of Directors.  Our directors serve until the earlier occurrence of the appointment of his or her successor at the next meeting of stockholders, death, resignation or removal by the Board of Directors.  There are no family relationships among our directors, executive officers, director nominees or significant employees.

Name	Age	Position
Thomas Klein	48	Chief Executive Officer, Director
Robert P. Martin	59	Chairman of the Board, President, Secretary
J. Roland Vetter	58	Chief Financial Officer, Director
Clyde Harrison	67	Director
Donald Gunn	58	Director
Corby G. Anderson	53	Director

Biographies

The biographies of Messrs. Klein, Martin, Vetter, Harrison and Gunn can be found under Proposal 1 - Election of Directors.

Corby G. Anderson, Ph.D.  Dr. Anderson has served as a Director of the Company since September, 2006; his term will expire at this Annual Meeting of Stockholders.  From 1997 through 2009, Dr. Anderson was a Director and the Principal Process Engineer for the Center for Advanced Mineral and Metallurgical Processing at Montana Tech in Butte, Montana.  He is professionally registered as a Charted Chemical Engineer and as a Qualified Professional.  In addition to being a full research professor, Dr. Anderson has 28 years of experience in process, chemical and metallurgical engineering and industrial plant operations.  He has implemented hydrometallurgical technologies for precious and base metal recovery, process control, separations and refining.  Dr. Anderson has been responsible for engineering design, start-up and operations of mineral processing and hydrometallurgical plants processing a broad range of precious and base metals.  He is active in many professional organizations including participation as an SME Director and Vice President, IPMI Director, Trustee for Northwest Mining Association and Fellow of the Institution of Chemical Engineers.  He received his B.Sc., Chemical Engineering, from Montana State University, his M.Sc., Metallurgical Engineering, from Montana Tech, and his Ph.D., Metallurgical Engineering, from the University of Idaho.  Dr. Anderson holds several international patents in process engineering.

Committees of the Board of Directors

The Board has set up three committees as part of its compliance with the Sarbanes-Oxley Act.  The following is a list of committees and their composition that are presently active.

Committee	Chairperson	Members
Audit Committee	Clyde Harrison	Clyde Harrison, J. Roland Vetter
Nominating Committee	Clyde Harrison	Clyde Harrison, Thomas Klein, J. Roland Vetter
Project Selection Committee	J. Roland Vetter	J. Roland Vetter, Kent Aveson (non-director member)

Further discussion regarding each of the committees of the Board can be found below under the heading, “Meetings and Committees of the Board of Directors.”

Nominations to the Board of Directors

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company.  Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

We did not have a separate nominating committee during our past fiscal year, but subsequent to our fiscal year ended December 31, 2009, our Board formally created a Nominating Committee and adopted a Nominating Committee Charter, attached hereto as Appendix A.  The members of the Nominating Committee are Mr. Harrison, Mr. Klein and Mr. Vetter.

In carrying out its responsibilities, the Nominating Committee will consider candidates suggested by stockholders.  If a stockholder wishes to formally place a candidate’s name in nomination, however, he or she must do so in accordance with the provisions of our Bylaws.  According to our Bylaws, nominations of persons for election to the Board may be made by any stockholder of the Company, entitled to vote for the election of directors at a meeting, who complies with the following notice procedures.  Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the secretary of the corporation.  To be timely, a stockholder’s notice must be delivered or mailed to and received at the registered office of the corporation not less than 30 days prior to the date of the meeting; provided, in the event that less than 40 days’ notice of the date of the meeting is given or made to stockholders, to be timely, a stockholder’s notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed.  Such stockholder’s notice shall set forth (a) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including each such person’s written consent to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as it appears on the corporation’s books, and (ii) the class and number of shares of the corporation’s capital stock that are beneficially owned by such stockholder.

Proposals for candidates to be evaluated by the Board must be sent to the President, 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

Stockholders may send communications to the Board by mail to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.

Board Leadership Structure and Role in Risk Oversight

The Board does not have a policy with respect to whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

As described previously, the positions of Chief Executive Officer and Chairman of the Board are vested in two separate individuals: Thomas Klein (Chief Executive Officer) and Robert P. Martin (Chairman of the Board).  Based on factors such as the experience level of these individuals, the Company’s size and the current business environment, the Company believes that, at this time, separating the positions of Chairman of the Board and Chief Executive Officer is in the best interests of the Company.

Risk Oversight

In its oversight role, the Board of Directors annually reviews the Company’s strategic plan, which addresses, among other things, the risks and opportunities facing the Company.  The Board also has overall responsibility for executive officer succession planning and reviews succession planning efforts each year.  The Board oversees risk management as a whole but also delegates certain risk management oversight responsibility to the Board committees in certain instances.  As part of its responsibilities as set forth in its charter, the Audit Committee is responsible for discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control those exposures, including the Company’s risk assessment and risk management policies.  In this regard, the Company’s audit committee chairman prepares annually a comprehensive risk assessment report and reviews that report with the Audit Committee each year.  The Company’s management regularly evaluates controls and procedures, and reports to the Board regarding their design and effectiveness.

EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

Summary Compensation

During fiscal 2009, the Compensation Committee of the Board of Directors reviewed and approved executive compensation policies and practices.  Currently, our full Board of Directors is fulfilling the role of a compensation committee.  Our executive compensation philosophy and the elements of our executive compensation program in fiscal 2009 are summarized as follows:

•	The main objectives of our executive compensation program are attracting, motivating and retaining the best executives and aligning their interests with our strategy of maximizing stockholder value.

•
During fiscal 2009, total direct compensation under our executive compensation program consisted of base salary generally determined by employment contracts and long-term equity incentive opportunities.  However, due to ongoing financial difficulties in 2009, significant portions of executive compensation obligations were deferred until such time as additional capital is available.  There were no bonus opportunities in fiscal year 2009.

•
The Compensation Committee (now the full Board) is responsible for evaluating and setting the compensation levels of our executive officers.  In setting compensation levels for executive officers other than the Chief Executive Officer, the Compensation Committee solicits the input and recommendations of our Chief Executive Officer (formerly, David A. Caldwell; currently, Thomas J. Klein).

•	The Compensation Committee did not engage outside consultants in determining fiscal year 2009 executive compensation.

•	The Compensation Committee (now the full Board) considers all relevant competitive factors in determining compensation for our executive officers.

The following table sets forth information regarding all forms of compensation received by the named executive officers during the fiscal years ended December 31, 2009 and December 31, 2008, respectively:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Thomas J. Klein Chief Executive Officer(2)	2009 2008	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-

J.Roland Vetter Chief Financial Officer(3)	2009 2008	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-	$- $-

Robert P. Martin President	2009 2008	$- $116,108	$- $-	$- $-	$9,611 $16,018	$- $-	$- $-	$12,970(6) $-	$22,581 $132,126

Former Executive Officers
David A. Caldwell Former Chief Executive Officer and Chief Financial Officer(4)	2009 2008	$- $127,048	$- $-	$- $-	$9,611 $16,018	$- $-	$- $-	$- $-	$9,611 $143,066

Donald R. Prahl Former Chief Operating Officer(5)	2009 2008	$- $96,154	$- $-	$- $-	$12,814 $16,018	$- $-	$- $-	$18,000(7) $-	$30,814 $112,172

(1)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the years ended December 31, 2009 and 2008 in accordance with SFAS 123(R).
(2)
Mr. Klein was appointed as Chief Executive Officer, effective February 1, 2010.  Note that the numbers stated for compensation received in this table only reflect compensation received in Mr. Klein’s capacity as an executive officer.  Director compensation is provided below.

(3)
Mr. Vetter was appointed as Chief Financial Officer, effective February 1, 2010.  Note that the numbers stated for compensation received in this table only reflect compensation received in Mr. Vetter’s capacity as an executive officer.  Director compensation is provided below.

(4)	Mr. Caldwell resigned as Chief Executive Officer and Chief Financial Officer effective February 1, 2010.
(5)	Mr. Prahl resigned as Chief Operating Officer on July 28, 2009.
(6)	The other compensation paid to Mr. Martin in 2009 consisted of a commission earned pursuant to his Supplemental Compensation Agreement, discussed further below.
(7)	The other compensation paid to Mr. Prahl in 2009 consisted of miscellaneous non-employee compensation.

The officers’ deferred compensation as of December 31, 2009 is payable to the following officers or former officers of the Company:

David A. Caldwell	$352,873
Robert P. Martin	268,570
Other	14,915

$636,358

The officers’ compensation has been deferred in accordance with the employment agreements of the respective officers due to working capital constraints, and was not part of a formal compensation deferral program which would allow the officers to defer awards earned under other compensation plans.

Outstanding Equity Awards at December 31, 2009 Year-End

Name	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Award: Number of Securities Underlying Unexercised Unearned Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)

David A. Caldwell(1)	200,000	-	-	0.15	02/27/2010
David A. Caldwell	600,000	-	-	0.24	02/13/2011
David A. Caldwell	250,000	-	-	0.19	05/08/2013
David A. Caldwell	200,000	-	-	0.19	05/08/2013
Robert P. Martin	50,000	-	-	0.15	02/27/2010
Robert P. Martin	40,000	-	-	0.19	02/02/2010
Robert P. Martin	200,000	-	-	0.24	02/13/2011
Robert P. Martin	250,000		-	0.19	05/08/2013

Columns (g) through (j) have been omitted since the Company has not granted any stock awards.

(1)	Mr. Caldwell resigned as Chief Executive Officer and Chief Financial Officer effective February 1, 2010.

Compensation of Directors

Starting January 1, 2007, the Company adopted a stipend system to compensate our directors, whereby each director receives $1,000 per month.  Subsequent to our year ended December 31, 2009, the Board revised this policy such that director stipends are $500 per month.  Further, reasonable expenses related to the performance of duties as a director are reimbursed upon submission of evidence of payment therefore.  The following table sets forth compensation paid to our non-executive directors for the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Thomas J. Klein(2)	$8,000	$-	$1,520	$-	$-	$132,494(3)	$142,014

Corby G. Anderson	$14,000	$-	$-	$-	$-	$-	$14,000

Kent D. Aveson	$8,000	$-	$-	$-	$-	$-	$8,000

Clyde C. Harrison	$4,000	$-	$2,562	$-	$-	$-	$6,562

J. Roland Vetter(4)	$13,000	$-	$-	$-	$-	$-	$13,000

David A. Caldwell(5)	$13,000	$-	$-	$-	$-	$-	$13,000

(1)	The amounts for stock awards and option awards reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2009 in accordance with SFAS 123(R).
(2)	Mr. Klein was appointed as Chief Executive Officer, effective February 1, 2010. This table only reflects compensation received by Mr. Klein in his capacity as a director.
(3)	Mr. Klein received certain cash as a finder’s fee in connection with the closing of a transaction located by him, pursuant to his Consulting Agreement with the Company.
(4)	Mr. Vetter was appointed as Chief Financial Officer, effective February 1, 2010. This table only reflects compensation received by Mr. Vetter in his capacity as a director.
(5)	Mr. Caldwell resigned as Chief Executive Officer and Chief Financial Officer effective February 1, 2010.

Stock Option Plans

In April, 1998, the Board approved the Golden Phoenix Minerals, Inc. Stock Option Incentive Plan (the “1997 Stock Option Incentive Plan”), under which employees and directors of the Company are eligible to receive grants of stock options.  The Company has reserved a total of 1,000,000 shares of common stock under the 1997 Stock Option Incentive Plan.  Subsequent to this, the Employee Stock Incentive Plan of 2002 amended the 1997 Stock Option Incentive Plan and allows for up to 4,000,000 options to be granted (the “2002 Stock Option Incentive Plan”).  These options are qualified and registered with the SEC.  In addition to these qualified plans, the Company created a class of non-registered, non-qualifying options in 2000 to compensate its three principle employees for deferred salaries.  The Company’s executive management administers the plan.  Subject to the provisions of the 2002 Stock Option Incentive Plan, the Board has full and final authority to select the individuals to whom options will be granted, to grant the options, and to determine the terms and conditions and the number of shares issued pursuant thereto.

On October 23, 2006, the Board approved the 2006 Non-Employee Director Stock Option Plan providing for 2,000,000 shares of the Company’s common stock to be reserved for issuance of awards of non-qualified stock options to non-employee directors of the Company pursuant to the terms and conditions set forth in the plan.

On September 21, 2007, the Stockholders approved the 2007 Equity Incentive Plan providing for 9% of the total number of outstanding shares of the Company’s common stock at the beginning of each fiscal year to be available for issuance of awards of Incentive and Nonqualified Stock Options, Stock and Stock Appreciation Rights.  However, not more than 2,000,000 shares of stock shall be granted in the form of Incentive Stock Options.  On July 15, 2008, 10,000,000 shares underlying the options under this 2007 Equity Incentive Plan were registered with the U.S. Securities and Exchange Commission.

Employment Agreements of Executive Officers and Directors

David A. Caldwell

On January 25, 2010, we entered into an Employment Separation and Severance Agreement, dated as of January 19, 2010, with David A. Caldwell, our then-current CEO, interim CFO and a member of the Company’s Board (the “Caldwell Separation Agreement”).  Pursuant to the terms of the Caldwell Separation Agreement, Mr. Caldwell resigned from his positions as CEO, CFO and as a member of the Board effective as of February 1, 2010.  The Caldwell Separation Agreement terminated the Employment Agreement between the Company and Mr. Caldwell dated February 27, 2006, as amended by that certain Addendum to Employment Agreement dated January 31, 2007 (collectively, the “Caldwell Employment Agreement”).

Under the terms of the Caldwell Separation Agreement, in settlement of all outstanding amounts owed to Mr. Caldwell, including, but not limited to, those amounts due in accrued and unpaid salary, expenses, director’s fees and repayment of certain loans made to the Company, as well as all amounts owed as severance pursuant to the terms of the Caldwell Employment Agreement, we agreed to: (i) make cash payments of an aggregate of $25,000, half of which was paid upon the agreement of the principal terms of the Caldwell Separation Agreement and the other half paid upon the signing of the Caldwell Separation Agreement; (ii) a subsequent cash payment of $20,378.57 upon the earlier to occur of the Company’s closing of a transaction involving the Company’s Mineral Ridge mining property or a financing by a third party involving an infusion of working capital to the Company of at least $250,000 (the “Caldwell Subsequent Payment”); and (iii) issue to Mr. Caldwell an unsecured promissory note (the “Caldwell Note”), in the principal amount of $366,623.32, such Caldwell Note to accrue interest at a rate of 2.0% per annum, with a maturity date 24 months from the date of the Caldwell Separation Agreement.  Further, pursuant to certain events and conditions as set forth in the Caldwell Separation Agreement, Mr. Caldwell can be issued shares of Company common stock in lieu of cash payments for the Caldwell Note and the Caldwell Subsequent Payment.

Robert P. Martin

The Company entered into an Employment Agreement with Robert P. Martin on March 8, 2006, and into an Addendum to the Employment Agreement on January 31, 2007 (the “Martin Employment Agreement”).  Pursuant to the Martin Employment Agreement, Mr. Martin currently serves as the full time President of the Company at an annual salary of $135,000.  Portions of Mr. Martin’s salary were deferred during 2008 and 2009.

On February 13, 2006, Mr. Martin was granted 200,000 options under the 2002 Stock Option Incentive Plan with an exercise price of $0.24 per share.  One fourth of the options vest each 90 day period from the date of the grant date, resulting in 100% vesting on February 13, 2007.  The options have a term of 5 years and are subject to other standard terms and conditions under the applicable stock option plan of the Company.  Mr. Martin has also agreed to a non-competition clause while employed by the Company and a non-solicitation clause for a term of 24 months following termination of his employment.

On May 18, 2009, the Company entered into a Supplemental Compensation Agreement with Mr. Martin, whereby Mr. Martin is to provide specific services to the Company in his roles as an executive officer of the Company, in connection with and in support of the Company’s continued financing and debt conversion efforts.  As compensation for such services Mr. Martin is to receive 1,500,000 shares of Company common stock valued at a 50% discount to the trailing twenty day Company common stock average price from the date of Board approval of such compensation package, totaling $11,835 (“Martin Initial Compensation”).  Such Martin Initial Compensation is to serve to offset the expenses incurred by Mr. Martin in his attempt to help secure the Company future financing.  Pursuant to the Supplemental Compensation Agreement, Mr. Martin was to be obligated to incur expenses or purchase Company debt up to the full value of the Martin Initial Compensation.

In addition, Mr. Martin is eligible to receive 1,500,000 warrants to purchase Company common stock upon the acquisition of $200,000 in financing for the Company or in connection with a property transaction related to the Mineral Ridge mining property, or the retirement of up to $500,000 of the Company’s existing debt, that are a result of Mr. Martin’s efforts (“Martin Subsequent Compensation”).  Pursuant to the Supplemental Compensation Agreement, the warrants associated with the Martin Subsequent Compensation are to vest pro-rata as efforts are made to secure the $200,000 financing, the property transaction or $500,000 debt reduction, respectively, and will have an exercise price of $0.0079.

Furthermore, for all financing obtained by Mr. Martin’s efforts resulting in the Company receiving at least $200,000, the completion of a property transaction or resulting in the retirement of the Company’s existing debt in excess of $500,000, Mr. Martin is eligible for certain additional compensation to be determined by the Company’s Board of Directors, payable in cash or in restricted Company common stock at a 20% discount to the closing market price of the Company’s common stock at the time of closing.

The Company has agreed that it will use its best efforts to register the stock issued in connection with the Martin Initial Compensation pursuant to an applicable registration statement filed with the SEC.

Donald R. Prahl

On July 28, 2009, the Company entered into an Employment Separation Agreement with Donald R. Prahl (the “Prahl Separation Agreement”).  Pursuant to the Separation Agreement, Mr. Prahl resigned as the COO of the Company and from all other positions held with the Company or on behalf of the Company, effective July 28, 2009.  The Separation Agreement terminates: the Employment Agreement, dated August 14, 2006, between the Company and Mr. Prahl whereby Mr. Prahl assumed the roles of Vice President of Operations of the Company and of Interim General Manager at the Ashdown Mine and the Addendum to the Employment Agreement between the Company and Mr. Prahl dated January 31, 2007, pursuant to which Mr. Prahl became COO of the Company (collectively the “Prahl Employment Agreement”).

Under the terms of the Prahl Separation Agreement, the Company agreed to: (i) pay Mr. Prahl 1 year of his base salary of $125,000 as severance, of which $85,000 will be converted into 4,341,164 restricted shares of the Company’s common stock, and the remaining $40,000 will be paid in cash upon the closing of a joint venture transaction involving the Company’s Mineral Ridge property; (ii) pay Mr. Prahl $655 for expenses incurred in connection with his employment as soon as reasonably practicable out of available funds, with any unpaid balance due upon the closing of a joint venture transaction involving the Company’s Mineral Ridge property; (iii) credit the $18,000 that was previously advanced to Mr. Prahl as payment in full of any and all outstanding consulting fees owed to Mr. Prahl for the period from November 2008 through July 2009; and (iv) immediately vest any unvested portion of Mr. Prahl’s currently outstanding stock options to purchase shares of the Company’s common stock.  Further, Mr. Prahl agreed to a non-solicitation clause with a term of 18 months from the Effective Date and provided the Company with a general release of liability and claims.

Thomas Klein

On January 16, 2009, the Company entered into a Consulting Agreement with Thomas Klein, whereby Mr. Klein is to provide consulting services to the Company in connection with the Company’s continued financing and debt conversion efforts (“Klein Consulting Agreement”).

As compensation for his consulting services, and as previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2008 and now formalized in the Klein Consulting Agreement, Mr. Klein will receive 1,500,000 shares of Company common stock valued at a 50% discount to the trailing twenty day Company common stock average price, totaling $11,835 (“Klein Initial Compensation”).  Such Klein Initial Compensation shall serve to offset the expenses incurred by Mr. Klein in his attempt to help secure the Company future financing.  Pursuant to the Klein Consulting Agreement, Mr. Klein will be obligated to incur expenses or purchase Company debt up to the full value of the Klein Initial Compensation.

In addition, Mr. Klein will be eligible to receive 1,500,000 warrants to purchase Company common stock upon the acquisition of $200,000 in financing for the Company, or the retirement of up to $500,000 of the Company’s existing debt, that are a result of Mr. Klein’s efforts (“Klein Subsequent Compensation”).  Pursuant to the Klein Consulting Agreement, the warrants associated with the Klein Subsequent Compensation will vest pro-rata as efforts are made to secure the $200,000 financing or $500,000 debt reduction, respectively, and will have an exercise price of $0.0079.

Furthermore, for all financing obtained by Mr. Klein’s efforts above $200,000 or resulting in the retirement of the Company’s existing debt in excess of $500,000, Mr. Klein will be eligible for a 10% finder’s fee paid either in cash or, at the discretion of the finder, in restricted Company common stock at a 20% discount to the closing market price of the Company’s common stock at the time of contracting.

The Company has agreed that it will use its best efforts to register the stock issued in connection with the Klein Initial Compensation, Klein Subsequent Compensation and finder’s fee Compensation pursuant to an applicable registration statement filed with the SEC. Mr. Klein has agreed to a non-competition clause and a non-solicitation clause, both applicable during the course of Mr. Klein’s consulting services to the Company and for a period to end 12 months after termination of the Agreement.

Corby Anderson

On April 16, 2009, the Company entered into a Consulting Agreement with Allihies Engineering, Incorporated, a Montana corporation, and its President, Dr. Corby Anderson, whereby Dr. Anderson is to provide consulting services to the Company in connection with the Company’s continued financing and debt conversion efforts (the “Anderson Consulting Agreement”).  Dr. Anderson currently serves on the Company’s Board of Directors.

As compensation for his consulting services, Dr. Anderson will receive 1,500,000 shares of Company common stock valued at a 50% discount to the trailing twenty day Company common stock average price from the date of Board approval of such compensation package, totaling $11,835 (“Anderson Initial Compensation”).  Such Anderson Initial Compensation shall serve to offset the expenses incurred by Dr. Anderson in his attempt to help secure the Company future financing.  Pursuant to the Anderson Consulting Agreement, Dr. Anderson will be obligated to incur expenses or purchase Company debt up to the full value of the Anderson Initial Compensation.

In addition, Dr. Anderson will be eligible to receive 1,500,000 warrants to purchase Company common stock upon the acquisition of $200,000 in financing for the Company or in connection with a property transaction related to the Mineral Ridge mining property, or the retirement of up to $500,000 of the Company’s existing debt, that are a result of Dr. Anderson’s efforts (“Anderson Subsequent Compensation”). Pursuant to the Agreement, the warrants associated with the Subsequent Compensation will vest pro-rata as efforts are made to secure the $200,000 financing, the property transaction or $500,000 debt reduction, respectively, and will have an exercise price of $0.0079.

Furthermore, for all financing obtained by Dr. Anderson’s efforts resulting in the Company receiving at least $200,000, the completion of a property transaction or resulting in the retirement of the Company’s existing debt in excess of $500,000, Dr. Anderson will be eligible for a 10% finder’s fee paid either in cash or, at the discretion of the finder, in restricted Company common stock at a 20% discount to the closing market price of the Company’s common stock at the time of closing.
The Company has agreed that it will use its best efforts to register the stock issued in connection with the Anderson Initial Compensation pursuant to an applicable registration statement filed with the SEC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of all shares of common stock at October 4, 2010 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock.  The percentage ownership shown in such table is based upon the 243,905,567 shares that were issued and outstanding on October 4, 2010, and ownership by these persons of options or warrants exercisable within 60 days of such date.

	Common Shares Owned	Exercisable Options and Warrants (1)	Total	Percentage

Robert P. Martin (2)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	4,406,219	550,000	4,956,219	2.03%

Thomas J. Klein (3)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	2,387,118	1,600,000	3,987,118	1.63%

J. Roland Vetter (4)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	100,000	100,000	*

Corby G. Anderson (5)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	-	200,000	200,000	*

Clyde Harrison
1675 E. Prater Way, Suite 102
Sparks, NV 89434	100,000	-	100,000	*

Donald Gunn (6)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	6,176,000	100,000	6,276,000	2.57%

David A. Caldwell (7)
1675 E. Prater Way, Suite 102
Sparks, NV 89434	2,715,703	1,050,000	3,765,703	1.54%

All directors and officers as a group (7 persons)	15,785,040	3,600,000	19,385,040	7.95%
____________

* Less than 1%

(1)	Represents stock options and stock warrants exercisable at October 4, 2010 or within sixty (60) days of October 4, 2010.

(2)	Mr. Martin holds options for 200,000 common shares exercisable at $0.24 per share, 250,000 common shares exercisable at $0.19, and 100,000 exercisable at $0.045 per share.
(3)	Mr. Klein holds warrants to purchase 1,500,000 common shares at an exercise price of $0.0079 per share, and options for 100,000 common shares exercisable at $0.02 per share.

(4)	Mr. Vetter holds options for 100,000 common shares exercisable at $0.22 per share.

(5)	Mr. Anderson holds options for 100,000 common shares exercisable at $0.36 per share, and 100,000 common shares exercisable at $0.19 per share.

(6)	Mr. Gunn holds options for 100,000 common shares exercisable at $0.04 per share.

(7)
Mr. Caldwell resigned as an executive officer and director effective as of February 1, 2010.  Mr. Caldwell holds options for 600,000 common shares exercisable at $0.24 per share, and 450,000 common shares exercisable at $0.19 per share.

Certain Relationships and Related Transactions and Director Independence

Related Party Transactions

On September 26, 2005, we entered into a Production Payment Purchase Agreement with Ashdown Milling Co. LLC (“Ashdown Milling”).  Robert Martin, President of the Company, and Kenneth Ripley, a former Chief Executive Officer of the Company, are members, managers, and lead investors in Ashdown Milling.  A total of $1,500,000 was advanced to the Company pursuant to this agreement, $650,000 received in 2006 and $850,000 received in 2005, of which $904,567 had been recorded as a production payment obligation – related parties.  We repaid the $904,567 obligation in 2007 and 2008.  Including the $904,567 obligation, the total amount of the production payment to be paid to Ashdown Milling is equal to a 12% net smelter returns royalty on the minerals produced from the mine until an amount equal to 240% of the total purchase price has been paid.  The Company subsequently bought out the member interests of two members of Ashdown Milling, thereby reducing its production payment obligation.  Amounts paid to Ashdown Milling members in excess of the original obligation recorded of $904,567 will be reported as royalties expense.  No royalties expense to related parties was recorded for the year ended December 31, 2009.  As a consequence of the sale of its interest in the Ashdown LLC, the members of Ashdown Milling will no longer have a net smelter returns royalty on Ashdown LLC production.  We have extinguished any remaining royalty obligations pursuant to a series of related debt reduction transactions as of April 15, 2010.

In particular, on April 15, 2010, in furtherance of our debt reduction efforts, we entered into a series of agreements with Kenneth Ripley and David Pearl, members of Ashdown Milling, Win-Eldrich Gold, Inc., (“WEG”), the Ashdown Project, LLC (“Ashdown Project”) and Earl Harrison, the former mine manager for the Ashdown Project, whereby WEG agreed to modify that certain Limited Recourse Secured Promissory Note in the principal amount of $5,300,000 made in favor of the Company, dated May 13, 2009 (the “Initial Note”), and reissue and replace the Initial Note with one (1) Series A Note in the principal amount of $4,231,925.19, two (2) Series B Notes in the aggregate principal amount of $978,004.62 and one (1) Series C Note in the principal amount of $90,070.19, with the Company maintaining the Series A Note and WEG consenting to our assignment of the Series B Notes to Mr. Ripley and Mr. Pearl and the Series C Note to Harrison, in settlement of outstanding sums owed to each party.

We entered into a Membership Interest Purchase Agreement (the “Ashdown Milling Purchase Agreement”) with Messrs. Ripley and Pearl (collectively, the “Sellers”), whereby we agreed to purchase the Sellers’ collective forty percent (40%) membership interest in Ashdown Milling (the “Membership Interests”) for an aggregate purchase price of Nine Hundred Seventy-Eight Thousand Four Dollars and Sixty-Two Cents ($978,004.62) (the “Purchase Price”), payable in the form of an assignment of our rights to those certain Series B Notes made by WEG in the aggregate amount of the Purchase Price, which assignment was duly consented to by WEG.

Further, on April 16, 2010, we entered into a Debt Settlement and Release Agreement with Robert P. Martin, our current President, Secretary and Chairman of the Board of Directors (the “Debt Settlement Agreement”), as part of our ongoing efforts to consolidate and eliminate certain outstanding debt obligations.

Pursuant to the terms of the Debt Settlement Agreement, Mr. Martin agreed to accept the total sum of $716,689 (the “Martin Settlement Amount”) in exchange for the settlement of all outstanding amounts owed by the Company to Mr. Martin, such amounts totaling $985,259 (the “Outstanding Debt”), as well as a release of all claims against the Company by Mr. Martin relating to, or arising out of, the Outstanding Debt.  By agreeing to accept the Martin Settlement Amount, Mr. Martin is forgiving $268,570 owed to him by the Company.

The Outstanding Debt consists of: (i) loan obligations of the Company in the form of three promissory notes issued to Mr. Martin totaling $215,940 (such amount includes accrued interest on the three notes in the amount of $55,415) (“Loan Obligations”); (ii) unpaid salary totaling $268,570 (“Unpaid Salary Obligation”) and accrued unpaid expenses totaling $11,747 (“Accrued Expense Obligation”) owed by the Company to Mr. Martin under the Employment Agreement between the Company and Mr. Martin dated March 8, 2006, as supplemented by that certain Addendum to Employment Agreement dated January 31, 2007; and (iii) financial obligations totaling $489,002 owed by the Company to Mr. Martin in connection with the Company’s investment in the mill owned by the Ashdown Milling Company, LLC, in Mr. Martin’s capacity as a member thereof (the “Ashdown Milling Obligations”).

Under the terms of the Debt Settlement Agreement, the Company agreed to pay Mr. Martin the Accrued Expense Obligation in cash as soon as reasonably practicable, with the remainder of the Settlement Amount to be issued in the form of a secured promissory note (the “Secured Promissory Note”).  Of the principal amount owed on the Secured Promissory Note, (1) $215,939.97 will accrue interest at a rate of 6.5% per annum, with a maturity date of September 12, 2010; and (2) $489,002.31 will be paid by the Company to Mr. Martin after the Company has satisfied its current financial obligations to Messrs. Ripley and Pearl, the remaining members of the Ashdown Milling, or by March 12, 2011, whichever comes first, said payment to be structured, at Mr. Martin’s election, as a sale of Mr. Martin’s membership interest in Ashdown Milling to the Company pursuant to, and in accordance with, the terms and conditions of the Ashdown Milling Operating Agreement.  As of the date of this filing, the Company has repaid the $489,002.31 owed to Mr. Martin under the Debt Settlement Agreement.

Director Independence

Our Board of Directors consists partially of independent directors, as determined by former Rule 4200 of the National Association of Securities Dealers’ (NASD) listing standards.  A Director is considered independent if the Board affirmatively determines that the Director (or an immediate family member) does not have any direct or indirect material relationship with us or our affiliates or any member of our senior management or his or her affiliates.  The term “affiliate” means any corporation or other entity that controls, is controlled by, or under common control with us, evidenced by the power to elect a majority of the Board of Directors or comparable governing body of such entity.  The term “immediate family member” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in law, brothers- and sisters-in-laws and anyone (other than domestic employees) sharing the Director’s home.

In accordance with these guidelines, the Board has determined that current Board members Clyde Harrison, Donald Gunn and Corby Anderson are independent directors and Board nominees Clyde Harrison and Donald Gunn are independent director nominees.

Relationship with Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for the appointment, compensation and oversight of the work of our independent registered public accounting firm, HJ & Associates, LLC.  We retained the firm of HJ & Associates, LLC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2009.  We have appointed HJ & Associates, LLC as our independent registered public accounting firm for our fiscal year 2010.

Audit Fees

For the fiscal years ended 2009 and 2008, the aggregate fees billed for services rendered for the audits of the annual financial statements and the review of the financial statements included in the quarterly reports on Form 10-Q and the services provided in connection with the statutory and regulatory filings or engagements for those fiscal years and registration statements filed with the SEC were $72,113 and $65,716, respectively.

Audit-Related Fees

For the fiscal years ended December 31, 2009 and 2008, there were no fees billed for the audit or review of the financial statements that are not reported above under Audit Fees.

Tax Fees

For the fiscal years ended December 31, 2009 and 2008, there were no fees billed for tax compliance services.  There was no tax-planning advice provided in 2009 or 2008.

All Other Fees

For the fiscal years ended December 31, 2009 and 2008, there were no fees billed for services other than services described above.

Audit Committee Approval of Audit and Non-Audit Services of Independent Accountants

The Audit Committee approves all audit and non-audit services provided by the independent auditors.  These services may include audit services, audit-related services, tax services and other services.  The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants, and the fees for the services performed to date.

Involvement in Certain Legal Proceedings

No director, executive officer, significant employee or control person of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Code of Ethics

We have adopted a code of ethics, which is available at our website at www.golden-phoenix.com.

Stockholder Proposals

Proposals by stockholders intended to be presented at the 2011 Annual Meeting of Stockholders must be received by us no later than May 9, 2011, for consideration for possible inclusion in the proxy statement relating to that meeting.  All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if we (a) receive notice of the proposal before the close of business on July 1, 2011 and advise stockholders in the next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) do not receive notice of the proposal prior to the close of business on July 1, 2011.

Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to the President, Golden Phoenix Minerals Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our securities to file reports of change of ownership with the SEC.  Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all 16(a) forms they file.

Based solely on our review of the copies of such forms that we received, or written representations from certain reporting persons that no forms were required for those persons, we believe that during fiscal year 2009 all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with by such persons in a timely manner.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors held twelve (12) meetings and took five (5) actions by written consent during the fiscal year ending December 31, 2009.  The Board of Directors has an Audit Committee, a Nominating Committee, a Project Selection Committee and had a Compensation Committee that was dissolved in September 2010.

Except for Dr. Anderson, each director attended or participated in 75% or more of the aggregate of: (i) the total number of meetings of the Board of Directors; and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served during the fiscal year ending December 31, 2009.  Each director is expected to attend and participate in, either in person or by means of telephonic conference, all scheduled Board of Director meetings and meetings of committees on which such director is a member.  The Board requires all Directors to attend the annual stockholder meeting unless there is an emergency.

Audit Committee

The Audit Committee of the Board of Directors makes recommendations regarding the retention of the independent registered public accounting firm, reviews the scope of the annual audit undertaken by our independent registered public accounting firm and the progress and results of their work, reviews our financial statements, and oversees the internal controls over financial reporting and corporate programs to ensure compliance with applicable laws.  The Audit Committee reviews the services performed by the independent registered public accounting firm and determines whether they are compatible with maintaining the registered public accounting firm’s independence.  Until February 1, 2010, during the fiscal year ending December 31, 2009, the Audit Committee consisted of three independent directors: J. Roland Vetter, Corby Anderson and Clyde Harrison, at which time J. Roland Vetter was appointed to Chief Financial Officer of the Company.  The Board subsequently condensed the Audit Committee to two members, such that the Audit Committee is currently comprised of Clyde Harrison (Audit Committee Chairman) and J. Roland Vetter.  Four (4) meetings were held by the Audit Committee during the fiscal year ending December 31, 2009.  The Audit Committee is governed by the Audit Committee Charter, which was adopted by the Company on May 14, 2007.  A copy of the Audit Committee Charter is attached as Appendix B.

Audit Committee Financial Expert

We have established a separate Audit Committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  We believe Mr. Vetter, former Audit Committee Chairman, was an “audit committee financial expert,” within the meaning of Item 407(d)(5) of Regulation S-K during the fiscal year ended December 31, 2009.  At the time Mr. Vetter served as Audit Committee Chairman, Mr. Vetter was an “independent” director, as determined by former Rule 4200 of the NASD (now FINRA) listing standards.  Currently, we believe Mr. Harrison, successor Audit Committee Chairman is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.  Mr. Harrison is also an “independent” director in accordance with such standards.  Due to the nature of the Company’s operations at this stage and the small size of the Board, the Board believes it is in the best interests to maintain Mr. Vetter as a member of the Audit Committee.  In the future, the Board will endeavor to bring on more independent directors and appoint independent directors to the Audit Committee.

Audit Committee Report

The Audit Committee reviews the Company’s internal accounting procedures, consults with and reviews the services provided by the Company’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants.  In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls.  The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors, the auditors’ independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

After review and discussions, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.  The Committee also recommended to the Board that HJ & Associates, LLC be appointed as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

The Audit Committee currently has two members - Clyde Harrison (Audit Committee Chairman) and J. Roland Vetter.

Nominating Committee

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company.  Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the growing industry.  Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

We did not have a separate nominating committee during our past fiscal year, but subsequent to our fiscal year ended December 31, 2009, our Board formally created a Nominating Committee and adopted a Nominating Committee Charter, attached hereto as Appendix A.  The members of the Nominating Committee are Mr. Harrison, Mr. Klein and Mr. Vetter.  The Nominating Committee is responsible for identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selecting the director nominees for election at each annual meeting of stockholders.  Please see the section entitled Stockholder Proposals, above, for a description of the procedures to be followed by stockholders in submitting director nominations.

The minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.  In addition, the Committee will take into account all factors it considers appropriate, which may include business or professional experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen, potential conflicts of interest and independence from management and the Company.  Generally, the Committee will first consider current members of the Board because they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives and this level of knowledge has proven very valuable to the Company.  The Committee may modify these minimum qualifications when necessary.

Compensation Committee

During our fiscal year ended December 31, 2009, we had a Compensation Committee comprised of Corby Anderson and J. Roland Vetter, charged with reviewing and approving executive compensation policies and practices, reviewing salaries and bonuses for our officers, administering our benefit plans, and considering other matters.  No Charter exists for the Compensation Committee (as formerly in existence during the fiscal year ended December 21, 2009).  Due to changes in Board make-up and management and scaling back operations during 2009, our Board determined in September 2010 that this committee should be dissolved, with the full Board performing the functions of the Compensation Committee.  The Compensation Committee met nil (0) times during the fiscal year ended December 31, 2009.  Further details regarding the processes and procedures for the consideration and determination of executive and director compensation can be found above under the section entitled, “Executive Compensation and Other Transactions.”

Stockholder Communication

The Company communicates regularly with stockholders through press releases, as well as annual and quarterly reports.  Our investor relations department and Secretary address investor concerns on an on-going basis.  The Company may also address such concerns and provides information to stockholders through our website at www.golden-phoenix.com.

Interested parties, including stockholders, may communicate directly with our Board, its Committees or with individual directors by writing to the President, Golden Phoenix Minerals, Inc., 1675 East Prater Way, Suite 102, Sparks, Nevada 89434.  If a communication does not directly state the director’s name to whom it is being sent, the President will determine, in his discretion, whether the Board, or any particular director, should review such communication.

ANNUAL REPORT

Our Annual Report on Form 10-K for the 2009 fiscal year, filed with the Securities and Exchange Commission on April 9, 2010, is being mailed along with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.  Stockholders may also obtain an additional copy of the Annual Report, without charge, by writing to our office located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, Attention: Robert P. Martin, President.  We will furnish upon request any exhibits to the Form 10-K upon the payment by the requesting stockholder of our reasonable expenses in furnishing such exhibits.  Our Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding Golden Phoenix Minerals, Inc. are also available at the Securities and Exchange Commission’s public website at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.  However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at: (775) 853-4919, or by mail to: 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, Attention: Robert P. Martin, President.  In addition, any street-name stockholders residing at the same address who have received multiple copies of this proxy statement and wish to receive a single copy of the Company’s annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or the Company at the contact information above.

OTHER BUSINESS

We do not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein.  If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with their best judgment pursuant to discretionary authority granted in the proxy.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, OR VIA FAX OR EMAIL AS INDICATED, WITH THE ORIGINAL TO FOLLOW VIA MAIL.  STOCKHOLDERS MAY REVOKE ANY PROXY IF SO DESIRED AT ANY TIME BEFORE IT IS VOTED.

By Order of the Board of Directors

/s/ Thomas Klein
Thomas Klein
Chief Executive Officer and Director

October 18, 2010
Sparks, Nevada

APPENDIX A

NOMINATING COMMITTEE CHARTER

GOLDEN PHOENIX MINERALS, INC.
A NEVADA CORPORATION
(as adopted on September 7, 2010)

1.             GENERAL STATEMENT OF PURPOSE

The Nominating Committee of the Board of Directors (the “Committee”) of Golden Phoenix Minerals, Inc. (the “Company”) on behalf of the Board of Directors (the “Board”) is responsible for identifying individuals qualified to become members of the Board, consistent with criteria approved by the Board, and selecting the director nominees for election at each annual meeting of stockholders.

2.             COMMITTEE COMPOSITION

The number of individuals serving on the Committee shall be fixed by the Board from time to time but shall consist of no fewer than two members.  In selecting members of the Committee, the Board shall endeavor to satisfy such independence standards pursuant to applicable listing rules and the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier death, resignation or removal, with or without cause, in the discretion of the Board.  If there is a vacancy on the Committee for any reason, the Board shall elect a qualified director to replace the departed Director for the remainder of the unexpired term.

3.             COMMITTEE STRUCTURE AND OPERATIONS

3.1           The Committee is to meet at least once per year in person or by telephone conference or other means of communications by which all persons participating in the meeting can hear each other, with such additional meetings as are deemed necessary or appropriate by the Committee, or at the request of the Chairman of the Board.  A majority of the members of the Committee shall constitute a quorum for purposes of holding a meeting and the Committee may act by a vote of a majority of members present at such meeting.  In lieu of a meeting, the Committee may act by unanimous written consent.  Meetings may be called by the Chairman of the Committee, the Chairman of the Board, and/or the Chief Executive Officer of the Company.

3.2           The Committee shall promptly inform the Board of the actions taken or issues discussed at its meetings.  This will generally take place at the Board meeting following a Committee meeting.  The Chairman of the Committee, or his or her delegate, shall be available to answer any questions the other directors may have regarding the matters considered and actions taken by the Committee.

3.3           Unless otherwise authorized by the Board, the Committee shall not delegate any of its authority to a subcommittee or subcommittees.

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4.             DUTIES AND RESPONSIBILITIES
4.1           The Committee shall actively seek individuals qualified to become Board members for recommendation to the Board.  The Committee’s assessment as to the qualifications of Board member candidates shall include consideration of skills, experience and diversity in the context of the needs of the Board.

4.2           The Committee shall establish, review and modify as appropriate, policies and procedures for submission to the Committee of recommendations for director candidates by shareholders and evaluating nominees for directors recommended by shareholders.

4.3           The Committee shall review any shareholder proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders, including shareholder nominees to the Board, and proposed responses by the Board.  The Committee shall establish procedures to be followed by securityholders in submitting recommendations of nominees to the Board.

4.4           The Committee shall have the sole authority to retain or terminate any search firm that may be used to identify director candidates.  The Committee shall have sole authority to approve the search firm’s fees and other retention terms and shall have authority to cause the Company to pay the fees and expenses of the search firm.  The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors, to approve the fees and expenses of such outside advisors, and to cause the Company to pay the fees and expenses of such outside advisors.

4.5           The minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities.  In addition, the Committee will take into account all factors it considers appropriate, which may include business or professional experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen, potential conflicts of interest and independence from management and the Company.  Generally, the Committee will first consider current members of the Board because they meet the criteria listed above and possess an in-depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives and this level of knowledge has proven very valuable to the Company.  Each year the Committee shall evaluate these minimum qualifications and amend or modify them as necessary.

4.6           Each year, the Committee shall:

4.6.1            review the advisability or need for any changes in the number and composition of the Board;

4.6.2           receive comments from all directors and report to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year; and

4.6.3           make nominations to the Board for election of officers.

5.             PROCEDURES

The chairperson of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee.  The chairperson shall appoint as secretary a person who may, but need not, be a member of the Committee.  A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee or such actions taken.  The Committee may also act by unanimous written consent in lieu of a meeting.

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6.             EFFECTIVE DATE

This Charter shall become effective immediately upon its approval and adoption by the Board.  This Charter shall be reviewed on an annual basis to assess its adequacy.  This Charter replaces the previously adopted Charter, if any.

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APPENDIX B

GOLDEN PHOENIX MINERALS, INC.
CHARTER OF THE AUDIT COMMITTEE
(As adopted on May 14, 2007)

1.             Mission Statement

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation.  In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, and the financial management of the corporation.  Independent auditors of the corporation shall be primarily accountable to the Audit Committee.

2.             Membership and Qualification

The Committee shall consist of three or more.  The Committee members shall be elected by the Board annually for terms of one year, or until their successors shall be duly elected and qualified.  The Board, upon recommendation by the Audit Committee, may remove any committee member at any time.  Unless a Committee Chairman is elected by the full Board, the Committee members may designate a Chairman.

3.             Meetings and Other Actions

•	Unless otherwise authorized by an amendment to this Charter, the Audit Committee shall not delegate any of its authority to any subcommittee.

•
Reports of meetings of and actions taken at meetings or by consent by the Committee since the most recent Board meeting (except to the extent covered in an interim report circulated to the Board) shall be made by the Committee Chairman or his or her delegate to the Board at its next regularly scheduled meeting following the Committee meeting or action and shall be accompanied by any recommendations from the Committee to the Board.  In addition, the Committee Chairman or his or her delegate shall be available to answer any questions the other Directors may have regarding the matters considered and actions taken by the Committee.

4.             Goals, Responsibilities and Authority

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•
Review and recommend to the directors the independent auditors, after considering their independence and effectiveness, to be selected to audit the financial statements of the corporation and its divisions and subsidiaries and receive from any potential auditor a written statement of all relationships of the auditor to the corporation.

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•
Meet with the independent auditors, with and separately from financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Obtain satisfaction that the audit fee is appropriate and that the corporation will receive a complete and comprehensive audit for such fee.

•
Review with independent auditors and the corporation’s financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.  Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

•
Review the financial statements contained in the annual report to stockholders and quarterly reports prior to their issuance, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders.  Recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-KSB.  Any changes in accounting principles should be reviewed.

•
Review the Company’s disclosure in the Proxy Statement for its Annual Meeting of Stockholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year.  In addition, include a copy of this Charter in the Annual Report to Stockholders or the Proxy Statement at least triennially or the year after any significant amendment to the Charter.

•	Review and pre-approve all non-audit services performed by the independent auditors.

•
Review separately with each of management and the independent auditors any significant disputes between management and the independent auditors that arose in connection with the preparation of the financial statements.

•
Discuss earnings press releases, including the type and presentation of information, paying particular attention to any pro forma or adjusted non-GAAP information.  Such discussions may be in general terms.

•	Discuss financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be in general terms.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.  Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review the corporation’s compliance with law and significant corporate policies, including its code of conduct.

•	Review accounting and financial human resources and succession planning within the corporation.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•	Review and update this Charter periodically, at least annually, as conditions dictate.

•	Prepare a committee report to the stockholders.

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5.             Additional Resources

The Audit Committee shall have the right to use reasonable amounts of time of the Company’s internal and independent accountants, internal and outside lawyers and other internal staff and also shall have the right to hire independent experts, lawyers and other consultants to assist and advise the Committee in connection with its responsibilities.  The Audit Committee shall keep the Company’s Finance Department advised as to the general range of anticipated expenses for outside consultants, and shall obtain the concurrence of the full Board (in advance or after-the-fact) for expenditures exceeding $10,000 in any year.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PROXY	PROXY

Golden Phoenix Minerals, Inc.
1675 East Prater Way
Suite 102
Sparks, Nevada 89434
(775) 853-4919

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, NOVEMBER 19, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned revokes all previous proxies, acknowledges receipt of the notice of the stockholders’ annual meeting to be held November 19, 2010 and the proxy statement, and appoints Thomas Klein a proxy, with full power to appoint substitutes, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Golden Phoenix Minerals, Inc. held of record by the undersigned as of October 4, 2010, at the Annual Meeting of Stockholders to be held at the Company’s corporate office, located at 1675 East Prater Way, Suite 102, Sparks, Nevada 89434, at 10:00 a.m. (Pacific Time), on Friday, November 19, 2010, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

1.             Election of Directors to serve until the Annual Meeting of Stockholders for the year 2011.

Nominees

Robert P. Martin	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Thomas Klein	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
J. Roland Vetter	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Clyde Harrison	[ ]	FOR	[ ]	WITHHOLD AUTHORITY
Donald Gunn	[ ]	FOR	[ ]	WITHHOLD AUTHORITY

2.             To approve the Board of Directors appointment of HJ & Associates LLC as our independent registered public accounting firm for our fiscal year 2010.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.             To approve an Amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized capital.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

4.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS ONE THROUGH THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE, OR FOR CONVENIENCE AND TO ENSURE TIMELY VOTING, YOU MAY SUBMIT YOUR COMPLETED PROXY CARD TO THE COMPANY’S TRANSFER AGENT, NEVADA AGENCY AND TRANSFER COMPANY, VIA FACSIMILE AT 775-322-5623 OR VIA EMAIL AT MARY@NATCO.ORG, WITH THE ORIGINAL TO FOLLOW VIA MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

Dated: ____________________, 2010

_____________________________________
NAME OF REGISTERED STOCKHOLDER

_____________________________________
SIGNATURE

_____________________________________
PRINT NAME OF SIGNATORY

_____________________________________
PRINT TITLE

Common Stock

Please sign exactly as name appears.  When shares are held by joint tenants or more than one person, all owners should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

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